SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                               February 28, 1997

               (Date of Report, date of earliest event reported)


                                  VALHI, INC.

                 (Exact name of Registrant as specified in its
                                    charter)
                   Delaware         1-5467        87-0110150

               (State or other   (Commission     (IRS Employer
               jurisdiction of   File Number)   Identification
                incorporation)                       No.)



          5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697

          Address of principal executive offices)      (Zip Code)


                                 (972) 233-1700

                 (Registrant's telephone number, including area
                                     code)


                                 Not applicable

                 (Former name or address, if changed since last
                                    report)





Item 5: Other Events


        On February 28, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibit

        Item No.         Exhibit Index

        99.1      Press release dated February 28, 1997
                  issued by the Registrant


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALHI, INC.
                                 (Registrant)



                                 By:/s/ Steven L. Watson
                                 Steven L. Watson
                                 Vice President & Secretary



Date:  February 28, 1997